Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$28,802,855
Unrealized Gain (Loss) on Market Value of Commodity Futures	1,278,487
Dividend Income	30,648
Interest Income	21
ETF Transaction Fees	3,500
Total Income (Loss)	$30,115,511

Expenses
Management Fees	$234,738
Professional Fees	19,044
Brokerage Commissions	25,991
Directors' Fees and insurance	4,976
SEC & FINRA Registration Expense	217
Total Expenses	$284,966
Net Income (Loss)	$29,830,545

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/22	$294,399,212
Additions (650,000 Shares)	37,256,807
Withdrawals (200,000 Shares)	(11,026,881)
Net Income (Loss)	29,830,545

Net Asset Value End of Month	$350,459,683
Net Asset Value Per Share (6,350,000 Shares)	$55.19

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2022

Statement of Income (Loss)
Income
Unrealized Gain (Loss) on Market Value of Commodity Futures	$14,837,537
Dividend Income	21,511
Interest Income	4
ETF Transaction Fees	2,450
Total Income (Loss)	$14,861,502

Expenses
Management Fees	$136,384
Professional Fees	26,255
Brokerage Commissions	936
Directors' Fees and insurance	5,726
SEC & FINRA Registration Expense	1,166
Total Expenses	$170,467
Net Income (Loss)	$14,691,035

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/22	$218,244,799
Additions (1,500,000 Shares)	43,048,176
Net Income (Loss)	14,691,035

Net Asset Value End of Month	$275,984,010
Net Asset Value Per Share (9,550,000 Shares)	$28.90

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$28,802,855
Unrealized Gain (Loss) on Market Value of Commodity Futures	16,116,024
Dividend Income	52,159
Interest Income	25
ETF Transaction Fees	5,950
Total Income (Loss)	$44,977,013

Expenses
Management Fees	$371,122
Professional Fees	45,299
Brokerage Commissions	26,927
Directors' Fees and insurance	10,702
SEC & FINRA Registration Expense	1,383
Total Expenses	$455,433
Net Income (Loss)	$44,521,580

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/22	$512,644,011
Additions (2,150,000 Shares)	80,304,983
Withdrawals (200,000 Shares)	(11,026,881)
Net Income (Loss)	44,521,580

Net Asset Value End of Month	$626,443,693

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596